Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as of March 31, 2010

(unaudited)

The following financial supplement is provided to assist in your understanding of PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - March 31, 2010

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Common Shareholders’ Equity (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Operating Earnings (Loss) for the period divided by the common shareholders’ equity as of the beginning of the year (adjusted for the period ended December 31, 2009 to include the equity issued related to the acquisition of Paris Re). Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common and Common Share Equivalents Outstanding excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The company uses Total Capital as a measure to manage the capital structure of the Company.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2010 (1)	2009 (A) (1)	2009	2009	2009	2009 (A) (1)	2008

Revenues
Gross premiums written	$1,909,326	$920,645	$893,714	$846,149	$1,340,380	$4,000,888	$4,028,248

Net premiums written	$1,784,165	$904,440	$891,547	$844,659	$1,308,058	$3,948,704	$3,989,435
(Increase) decrease in unearned premiums	(630,386)	432,115	199,144	(18,530)	(441,608)	171,121	(61,411)

Net premiums earned	1,153,779	1,336,555	1,090,691	826,129	866,450	4,119,825	3,928,024
Net investment income	173,122	182,000	145,350	135,593	133,127	596,071	572,964
Net realized and unrealized investment gains (losses)	145,474	25,063	330,226	306,536	(70,120)	591,707	(531,360)
Net realized gain on purchase of capital efficient notes	-	-	-	-	88,427	88,427	-
Other income	1,274	5,986	8,385	3,361	4,582	22,312	10,335

Total revenues	1,473,649	1,549,604	1,574,652	1,271,619	1,022,466	5,418,342	3,979,963

Expenses
Losses and loss expenses and life policy benefits	1,012,337	743,271	574,228	458,898	518,899	2,295,296	2,609,220
Acquisition costs	220,107	271,081	232,475	181,689	199,968	885,214	898,882
Other operating expenses	128,134	146,522	102,224	98,468	83,594	430,808	365,009
Interest expense	7,132	6,657	6,161	6,335	9,146	28,301	51,228
Amortization of intangible assets	4,803	(6,133)	-	-	-	(6,133)	-
Net foreign exchange (gains) losses	(3,627)	(4,046)	961	1,202	3,349	1,464	(6,221)

Total expenses	1,368,886	1,157,352	916,049	746,592	814,956	3,634,950	3,918,118

Income before taxes and interest in earnings (losses) of equity investments	104,763	392,252	658,603	525,027	207,510	1,783,392	61,845
Income tax expense	27,554	51,892	93,433	56,954	59,812	262,090	9,705
Interest in earnings (losses) of equity investments	2,445	14,000	1,535	6,196	(6,177)	15,552	(5,573)

Net income	$79,654	$354,360	$566,705	$474,269	$141,521	$1,536,854	$46,567

Preferred dividends	$8,631	$8,631	$8,631	$8,631	$8,631	$34,525	$34,525

Operating (loss) earnings available to common shareholders	$(41,782)	$315,049	$282,064	$179,290	$155,742	$932,146	$469,304

Comprehensive income (loss), net of tax	$6,978	$367,959	$605,974	$512,396	$112,645	$1,598,973	$(113,914)

Per Share Data:
Earnings per common share:
Basic operating (loss) earnings	$(0.51)	$3.95	$4.85	$3.17	$2.76	$14.85	$8.64
Net realized and unrealized investment gains (losses), net of tax	1.35	0.22	4.72	4.94	(1.32)	7.91	(8.35)
Net realized gain on purchase of capital efficient notes, net of tax	-	-	-	-	1.00	0.91	-
Interest in earnings (losses) of equity investments, net of tax	0.03	0.17	0.03	0.12	(0.09)	0.26	(0.07)

Basic net income	$0.87	$4.34	$9.60	$8.23	$2.35	$23.93	$0.22

Weighted average number of common shares outstanding	81,696.9	79,702.2	58,118.2	56,609.8	56,511.2	62,786.2	54,347.1
Diluted operating (loss) earnings (1) (2)	$(0.50)	$3.87	$4.77	$3.12	$2.72	$14.59	$8.43
Net realized and unrealized investment gains (losses), net of tax	1.33	0.22	4.64	4.86	(1.30)	7.78	(8.15)
Net realized gain on purchase of capital efficient notes, net of tax	-	-	-	-	0.99	0.89	-
Interest in earnings (losses) of equity investments, net of tax	0.02	0.16	0.03	0.12	(0.09)	0.25	(0.06)

Diluted net income	$0.85	$4.25	$9.44	$8.10	$2.32	$23.51	$0.22

Weighted average number of common and common share equivalents outstanding	83,328.8	81,441.2	59,128.5	57,469.0	57,320.3	63,890.6	55,639.6

(1)	See page 35 for further analysis of Paris Re acquisition related expenses.
(2)	Diluted operating loss per share for the three months ended March 31, 2010 was calculated using the weighted average number of common and common share equivalents outstanding as the denominator. While this results in diluted operating loss per share being anti-dilutive, it is the Company’s policy to use the net income or loss per share denominator for calculating operating earnings or loss per share.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,		December 31,		December 31,
	2010		2009 (A)		2009		2009		2009		2008		2007

Assets
Total investments	$15,228,997		$15,301,510		$12,285,816		$11,453,886		$10,830,252		$10,886,391		$10,917,341
Funds held - directly managed	1,981,665		2,124,826		-		-		-		-		-
Cash and cash equivalents	1,319,275		738,309		772,250		616,290		571,638		838,280		654,895
Accrued investment income	204,591		218,739		167,902		184,925		170,693		169,103		176,386
Reinsurance balances receivable	2,908,652		2,249,181		1,977,265		2,051,940		2,125,796		1,719,694		1,449,702
Funds held by reinsured companies	900,257		938,039		851,932		827,457		753,187		786,422		1,083,036
Deferred acquisition costs	709,745		614,857		646,341		673,685		659,012		617,121		641,818
Goodwill	455,533		455,533		429,519		429,519		429,519		429,519		429,519
Intangible assets	224,264		247,269		-		-		-		-		-
Other assets	884,197		844,281		628,621		736,369		734,677		832,790		796,799

Total assets	$24,817,176		$23,732,544		$17,759,646		$16,974,071		$16,274,774		$16,279,320		$16,149,496

Liabilities
Unpaid losses and loss expenses	$10,930,486		$10,811,483		$7,558,318		$7,396,600		$7,393,205		$7,510,666		$7,231,436
Policy benefits for life and annuity contracts	1,613,662		1,615,193		1,580,380		1,546,779		1,421,420		1,432,015		1,541,687
Unearned premiums	2,371,256		1,706,816		1,594,274		1,771,401		1,706,598		1,273,787		1,267,873
Other reinsurance balances payable	488,664		426,091		216,537		237,397		217,335		209,007		156,055
Debt obligations	1,020,989		520,989		520,989		520,989		520,989		907,605		877,605
Other liabilities	1,003,608		1,006,245		844,594		733,227		733,160		747,132		753,283

Total liabilities	17,428,665		16,086,817		12,315,092		12,206,393		11,992,707		12,080,212		11,827,939
Total shareholders’ equity	7,388,511		7,645,727		5,444,554		4,767,678		4,282,067		4,199,108		4,321,557

Total liabilities and shareholders’ equity	$24,817,176		$23,732,544		$17,759,646		$16,974,071		$16,274,774		$16,279,320		$16,149,496

Shareholders’ Equity Per Common Share (excluding cumulative preferred shares)	$85.84		$86.29		$84.51		$74.97		$66.49		$65.17		$70.07

Diluted Book Value Per Common and Common Share Equivalents
Outstanding (assuming exercise of all share-based awards)	$84.12		$84.51		$83.07		$73.85		$65.55		$63.95		$67.96

Number of Common and Common Share Equivalents Outstanding	81,647.4		84,319.7		59,281.8		57,514.3		57,388.2		57,533.9		55,936.4

Capital Structure:
Long-term debt	$-	-%	$-	-%	$-	-%	$200,000	4%	$200,000	4%	$200,000	4%	$620,000	12%
Senior notes(1)	750,000	9	250,000	3	250,000	4	250,000	5	250,000	5	250,000	5	-	-
Capital efficient notes(2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	250,000	5	250,000	5
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	3	290,000	4	290,000	5	290,000	6	290,000	6	290,000	6	290,000	6
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	3	230,000	3	230,000	4	230,000	4	230,000	5	230,000	5	230,000	4
Common shareholders’ equity	6,868,511	84	7,125,727	89	4,924,554	86	4,247,678	80	3,762,067	79	3,679,108	75	3,801,557	73

Total Capital	$8,201,895	100%	$7,959,111	100%	$5,757,938	100%	$5,281,062	100%	$4,795,451	100%	$4,899,108	100%	$5,191,557	100%

(1)	PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million for all Condensed Consolidated Balance Sheet dates in 2010 and 2009 and $257.6 million for all other Condensed Consolidated Balance Sheet dates presented.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009 (A)	December 31, 2008

Net cash provided by operating activities:

Underwriting operations	$238	$198	$168	$37	$147	$550	$604

Investment income	199	167	169	136	131	603	580

Taxes and foreign exchange	(23)	(41)	10	1	(24)	(54)	(25)

Net cash provided by operating activities	$414	$324	$347	$174	$254	$1,099	$1,159

Net cash provided by operating activities	$414	$324	$347	$174	$254	$1,099	$1,159

Net cash (used in) provided by investing activities (1)	(31)	12	(169)	(110)	(180)	(447)	(944)

Net cash provided by (used in) financing activities (2)	225	(373)	(30)	(33)	(329)	(765)	(2)

Effect of foreign exchange rate changes on cash	(27)	3	8	13	(11)	13	(30)

Increase (decrease) in cash and cash equivalents	581	(34)	156	44	(266)	(100)	183

Cash and cash equivalents - beginning of period	738	772	616	572	838	838	655

Cash and cash equivalents - end of period	$1,319	$738	$772	$616	$572	$738	$838

(1)	For the three months and the year ended December 31, 2009, net cash (used in) provided by investing activities includes $492 million of cash acquired related to the acquisition of Paris Re.
(2)	For the three months and the year ended December 31, 2009, net cash provided by (used in) financing activities includes $330 million related to the Paris Re share capital repayment.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009

Net income	$79,654	$354,360	$566,705	$474,269	$141,521

Change in currency translation adjustment	(68,743)	112	40,121	38,922	(31,200)
Change in net unrealized gains or losses on investments, net of tax	(4,129)	7,114	(164)	(9)	1,138
Change in unfunded pension obligation, net of tax	196	6,373	(688)	(786)	1,186

Comprehensive income	$6,978	$367,959	$605,974	$512,396	$112,645

				For the year ended
				December 31, 2009 (A)	December 31, 2008
Net income				$1,536,854	$46,567

Change in currency translation adjustment				47,955	(162,889)
Change in net unrealized gains or losses on investments, net of tax				8,079	15,157
Change in unfunded pension obligation, net of tax				6,085	(12,749)

Comprehensive income (loss)				$1,598,973	$(113,914)

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the three months ended March 31, 2010

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Paris Re	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$293	$341	$379	$246	$461	$1,720	$187	$2	$1,909

Net premiums written	$293	$339	$352	$246	$377	$1,607	$183	$(6)	$1,784
(Increase) decrease in unearned premiums	(60)	(173)	(97)	(154)	(134)	(618)	(18)	6	(630)

Net premiums earned	$233	$166	$255	$92	$243	$989	$165	$-	$1,154
Losses and loss expenses and life policy benefits	(150)	(193)	(185)	(124)	(229)	(881)	(132)	-	(1,013)
Acquisition costs	(61)	(39)	(51)	(7)	(39)	(197)	(23)	-	(220)

Technical result	$22	$(66)	$19	$(39)	$(25)	$(89)	$10	$-	$(79)

Other income						1	-	-	1
Other operating expenses						(78)	(14)	(36)	(128)

Underwriting result						$(166)	$(4)	n/a	$(206)

Net investment income							16	157	173

Allocated underwriting result (1)							$12	n/a	n/a

Net realized and unrealized investment gains								146	146
Interest expense								(7)	(7)
Amortization of intangible assets								(5)	(5)
Net foreign exchange gains								4	4
Income tax expense								(27)	(27)
Interest in earnings of equity investments								2	2

Net income								n/a	$80

Loss ratio (2)	64.5%	116.1%	72.5%	134.9%	94.4%	89.1%
Acquisition ratio (3)	26.2	23.8	19.9	8.0	15.8	19.9

Technical ratio (4)	90.7%	139.9%	92.4%	142.9%	110.2%	109.0%
Other operating expense ratio (5)						7.9

Combined ratio (6)						116.9%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the three months ended March 31, 2009

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$312	$299	$359	$205	$1,175	$164	$1	$1,340

Net premiums written	$312	$299	$331	$205	$1,147	$160	$1	$1,308
(Increase) decrease in unearned premiums	(71)	(142)	(84)	(126)	(423)	(20)	1	(442)

Net premiums earned	$241	$157	$247	$79	$724	$140	$2	$866
Losses and loss expenses and life policy benefits	(162)	(75)	(157)	(11)	(405)	(113)	(1)	(519)
Acquisition costs	(63)	(41)	(60)	(8)	(172)	(28)	-	(200)

Technical result	$16	$41	$30	$60	$147	$(1)	$1	$147

Other income					3	1	1	5
Other operating expenses					(54)	(10)	(20)	(84)

Underwriting result					$96	$(10)	n/a	$68

Net investment income						15	118	133

Allocated underwriting result (1)						$5	n/a	n/a

Net realized and unrealized investment losses							(70)	(70)
Net realized gain on purchase of capital efficient notes							89	89
Interest expense							(9)	(9)
Net foreign exchange losses							(3)	(3)
Income tax expense							(60)	(60)
Interest in losses of equity investments							(6)	(6)

Net income							n/a	$142

Loss ratio (2)	66.9%	47.9%	63.6%	14.1%	55.9%
Acquisition ratio (3)	26.2	26.0	24.4	9.6	23.7

Technical ratio (4)	93.1%	73.9%	88.0%	23.7%	79.6%
Other operating expense ratio (5)					7.4

Combined ratio (6)					87.0%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended					For the year ended
	March 31, 2010 (B)	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009 (A)	December 31, 2008

Net premiums written	$1,607	$747	$733	$724	$1,147	$3,351	$3,392

Net premiums earned	$989	$1,171	$926	$703	$724	$3,525	$3,334

Losses and loss expenses	(881)	(616)	(459)	(377)	(405)	(1,858)	(2,131)
Acquisition costs	(197)	(241)	(204)	(155)	(172)	(772)	(777)

Technical result	$(89)	$314	$263	$171	$147	$895	$426

Other income	1	4	5	1	3	13	4
Other operating expenses	(78)	(83)	(61)	(55)	(54)	(253)	(231)

Underwriting result	$(166)	$235	$207	$117	$96	$655	$199

Loss ratio (1)	89.1%	52.7%	49.5%	53.6%	55.9%	52.7%	63.9%
Acquisition ratio (2)	19.9	20.5	22.0	22.0	23.7	21.9	23.3

Technical ratio (3)	109.0%	73.2%	71.5%	75.6%	79.6%	74.6%	87.2%
Other operating expense ratio (4)	7.9	7.1	6.6	7.9	7.4	7.2	6.9

Combined ratio (5)	116.9%	80.3%	78.1%	83.5%	87.0%	81.8%	94.1%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

(B)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of $62.3 million and $34.9 million, respectively, compared to the three months ended March 31, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

U.S. sub-segment

	For the three months ended					For the year ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009	December 31, 2008

Net premiums written	$293	$229	$279	$249	$312	$1,070	$1,064

Net premiums earned	$233	$291	$312	$258	$241	$1,103	$1,088

Losses and loss expenses	(150)	(162)	(171)	(164)	(162)	(660)	(812)
Acquisition costs	(61)	(78)	(80)	(63)	(63)	(284)	(261)

Technical result	$22	$51	$61	$31	$16	$159	$15

Loss ratio (1)	64.5%	55.7%	54.9%	63.7%	66.9%	59.8%	74.6%
Acquisition ratio (2)	26.2	26.7	25.7	24.2	26.2	25.8	24.0

Technical ratio (3)	90.7%	82.4%	80.6%	87.9%	93.1%	85.6%	98.6%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	44%	40%	35%	39%	45%	40%	45%
Property	20	11	24	20	18	18	15
Multiline	11	1	4	3	10	5	6
Agriculture	10	34	21	19	15	22	23
Motor	9	11	10	7	8	9	5
Other	6	3	6	12	4	6	6

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	March 31, 2010 (A)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009	December 31, 2008

Net premiums written	$339	$103	$124	$118	$299	$644	$765

Net premiums earned	$166	$190	$160	$161	$157	$668	$797

Losses and loss expenses	(193)	(99)	(84)	(83)	(75)	(341)	(454)
Acquisition costs	(39)	(47)	(39)	(38)	(41)	(165)	(198)

Technical result	$(66)	$44	$37	$40	$41	$162	$145

Loss ratio (1)	116.1%	52.3%	52.2%	51.5%	47.9%	51.0%	56.9%
Acquisition ratio (2)	23.8	24.7	24.5	23.7	26.0	24.7	24.9

Technical ratio (3)	139.9%	77.0%	76.7%	75.2%	73.9%	75.7%	81.8%

Distribution of Net Premiums Written by Major Lines of Business:
Property	69%	68%	74%	75%	66%	70%	62%
Motor	19	21	20	18	21	20	23
Casualty	12	11	6	7	13	10	15

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of $27.8 million and $15.9 million, respectively, compared to the three months ended March 31, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended					For the year ended
	March 31, 2010 (A)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009	December 31, 2008

Net premiums written	$352	$225	$283	$232	$331	$1,071	$1,150

Net premiums earned	$255	$263	$295	$232	$247	$1,037	$1,046

Losses and loss expenses	(185)	(144)	(195)	(152)	(157)	(648)	(721)
Acquisition costs	(51)	(61)	(73)	(50)	(60)	(245)	(281)

Technical result	$19	$58	$27	$30	$30	$144	$44

Loss ratio (1)	72.5%	54.6%	66.1%	65.5%	63.6%	62.5%	69.0%
Acquisition ratio (2)	19.9	23.4	24.8	21.5	24.4	23.6	26.8

Technical ratio (3)	92.4%	78.0%	90.9%	87.0%	88.0%	86.1%	95.8%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	12%	26%	17%	17%	9%	16%	16%
Credit/Surety	18	17	15	13	14	15	20
Engineering	13	19	26	17	15	19	19
Energy	6	5	9	6	13	9	7
Marine	15	15	12	19	15	15	13
Specialty casualty	17	7	9	13	17	12	13
Specialty property	12	6	6	8	12	8	8
Other	7	5	6	7	5	6	4

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of $21.0 million and $14.3 million, respectively, compared to the three months ended March 31, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended					For the year ended
	March 31, 2010 (A)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009	December 31, 2008

Net premiums written	$246	$12	$47	$125	$205	$388	$413

Net premiums earned	$92	$115	$159	$52	$79	$405	$403

Losses and loss expenses	(124)	(3)	(9)	22	(11)	(1)	(144)
Acquisition costs	(7)	(9)	(12)	(4)	(8)	(32)	(37)

Technical result	$(39)	$103	$138	$70	$60	$372	$222

Loss ratio (1)	134.9%	3.1%	5.6%	(43.0)%	14.1%	0.3%	35.8%
Acquisition ratio (2)	8.0	7.6	7.4	7.9	9.6	8.0	9.2

Technical ratio (3)	142.9%	10.7%	13.0%	(35.1)%	23.7%	8.3%	45.0%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of $13.7 million and $4.8 million, respectively, compared to the three months ended March 31, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Paris Re sub-segment

	For the three months ended March 31, 2010	For the period from October 2, 2009 to December 31, 2009

Net premiums written	$377	$178

Net premiums earned	$243	$312

Losses and loss expenses	(229)	(208)
Acquisition costs	(39)	(46)

Technical result	$(25)	$58

Loss ratio (1)	94.4%	66.7%
Acquisition ratio (2)	15.8	14.7

Technical ratio (3)	110.2%	81.4%

Distribution of Net Premiums Written by Major Lines of Business:
Catastrophe	30%	5%
Motor	15	14
Specialty casualty	14	2
Property	12	17
Marine	11	11
Agriculture	6	6
Credit/Surety	4	15
Energy	2	6
Specialty property	1	11
Other	5	13

Total	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended					For the year ended
	March 31, 2010 (A)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009	December 31, 2008

Net premiums written	$183	$157	$157	$116	$160	$591	$579

Net premiums earned	$165	$164	$160	$123	$140	$587	$576

Life policy benefits	(132)	(127)	(115)	(85)	(113)	(440)	(463)
Acquisition costs	(23)	(30)	(28)	(27)	(28)	(113)	(120)

Technical result	$10	$7	$17	$11	$(1)	$34	$(7)

Other income	-	-	-	-	1	2	-
Other operating expenses	(14)	(13)	(13)	(11)	(10)	(47)	(43)

Underwriting result	$(4)	$(6)	$4	$-	$(10)	$(11)	$(50)

Net investment income	16	16	16	15	15	62	67

Allocated underwriting result (1)	$12	$10	$20	$15	$5	$51	$17

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	80%	76%	79%	80%	86%	80%	86%
Longevity	17	20	17	15	10	16	11
Health	3	4	4	5	4	4	3

Total	100%	100%	100%	100%	100%	100%	100%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended March 31, 2010, net premiums written and net premiums earned include foreign exchange impacts of $14.7 million and $12.9 million, respectively, compared to the three months ended March 31, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended					For the year ended
	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009 (A)	December 31, 2008

Technical result	$-	$2	$4	$3	$1	$10	$1

Other income	-	2	3	2	1	7	6
Corporate expenses - acquisition related	(4)	(18)	(8)	(10)	-	(36)	-
Corporate expenses (1)	(28)	(28)	(17)	(19)	(16)	(81)	(75)
Other operating expenses	(4)	(5)	(3)	(3)	(4)	(14)	(16)

Net investment income	157	166	129	121	118	534	506

Net realized and unrealized investment gains (losses)	146	25	330	307	(70)	591	(531)
Net realized gain on purchase of capital efficient notes	-	-	-	-	89	89	-
Interest expense	(7)	(7)	(6)	(6)	(9)	(28)	(51)
Amortization of intangible assets	(5)	6	-	-	-	6	-
Net foreign exchange gains (losses)	4	4	(1)	(2)	(3)	(1)	6
Income tax expense	(27)	(52)	(93)	(57)	(60)	(262)	(10)
Interest in earnings (losses) of equity investments	2	14	2	6	(6)	16	(5)

(1)	The Company’s corporate expenses for the three months ended March 31, 2010 and the year ended December 31, 2009 include $6 million and $9 million, respectively, of corporate expenses related to Paris Re.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009 (A)	December 31, 2008

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	10%	11%	12%	13%	14%	12%	15%
Property	19	14	18	16	19	17	16
Motor	8	8	6	4	6	6	6
Multiline and other	2	1	2	3	3	2	3
Specialty
Agriculture	4	11	9	8	5	8	7
Aviation/Space	3	7	5	5	2	5	5
Catastrophe	20	2	5	15	16	10	10
Credit/Surety	5	8	6	5	5	6	7
Engineering	3	5	8	5	4	5	5
Energy	2	3	3	2	3	3	2
Marine	5	6	4	5	4	5	4
Specialty casualty	6	2	3	3	4	3	4
Specialty property	3	4	2	2	3	3	2
Life	10	18	17	14	12	15	14

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	48%	41%	36%	32%	49%	41%	46%
North America	36	39	42	48	38	41	41
Latin America, Caribbean and Africa	8	12	15	9	7	10	8
Asia, Australia and New Zealand	8	8	7	11	6	8	5

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	74%	70%	73%	76%	69%	72%	71%
Direct	26	30	27	24	31	28	29

	100%	100%	100%	100%	100%	100%	100%

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009 (A)	December 31, 2008

Distribution of Gross Premiums Written by Treaty Type
Non-life sub-segment:

U.S.
Non-Proportional	42%	12%	26%	27%	45%	29%	32%
Proportional	58	88	74	73	55	71	68

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	36%	5%	22%	16%	34%	24%	24%
Proportional	64	95	78	84	66	76	76

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	25%	9%	13%	21%	23%	17%	15%
Proportional	75	91	87	79	77	83	85

Total	100%	100%	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	99%	92%	98%	97%	99%	98%	97%
Proportional	1	8	2	3	1	2	3

Total	100%	100%	100%	100%	100%	100%	100%

Paris Re
Non-Proportional	71%	48%	n/a %	n/a %	n/a %	46%	n/a %
Proportional	29	52	n/a	n/a	n/a	54	n/a

Total	100%	100%	n/a %	n/a %	n/a %	100%	n/a %

Non-life total
Non-Proportional	53%	20%	25%	35%	45%	33%	32%
Proportional	47	80	75	65	55	67	68

Total	100%	100%	100%	100%	100%	100%	100%

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

n/a - not applicable

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	March 31, 2010 (1) (B)			December 31, 2009 (1) (A) (B)			September 30, 2009 (1)			June 30, 2009 (1)			March 31, 2009 (1)			December 31, 2008 (1)			December 31, 2007
Investments:
Fixed maturities
U.S. government	$709		5%	$803		5%	$630		5%	$754		6%	$881		8%	$836		7%	$1,217		11%
Government Sponsored Entities (GSEs)	416		3	453		3	72		1	68		1	80		1	95		1	328		3
U.S. municipalities	26		-	14		-	4		-	4		-	-		-	-		-	-		-
Other foreign governments	2,918		19	3,059		20	3,039		25	3,177		28	2,869		27	2,824		26	2,821		26
Corporates	6,851		45	6,631		43	4,502		37	3,860		34	3,392		31	3,413		31	2,861		26
Mortgage/asset-backed securities	3,170		21	3,183		21	3,005		24	2,894		25	3,058		28	3,014		28	2,272		21

Total fixed maturities	14,090		93	14,143		92	11,252		92	10,757		94	10,280		95	10,182		93	9,499		87
Short-term investments	72		-	137		1	49		-	64		-	69		1	117		1	97		1
Equities	879		6	796		5	865		7	527		5	426		4	513		5	872		8
Trading securities	-		-	-		-	-		-	-		-	-		-	-		-	399		4
Other invested assets	188		1	226		2	120		1	106		1	55		-	74		1	50		-

Total investments	$15,229		100%	$15,302		100%	$12,286		100%	$11,454		100%	$10,830		100%	$10,886		100%	$10,917		100%

Cash and cash equivalents	$1,319			$738			$772			$616			$572			$838			$655
Total investments and cash	16,548			16,040			13,058			12,070			11,402			11,724			11,572
Maturity distribution:
One year or less	$669		5%	$869		6%	$526		5%	$506		5%	$452		4%	$545		5%	$730		7%
More than one year through five years	6,107		43	6,346		45	4,402		39	4,342		40	3,697		36	3,649		35	3,444		36
More than five years through ten years	3,574		25	3,343		23	2,964		26	2,701		25	2,791		27	2,730		27	2,764		29
More than ten years	642		5	539		4	404		3	378		3	351		3	361		4	386		4

Subtotal	10,992		78	11,097		78	8,296		73	7,927		73	7,291		70	7,285		71	7,324		76
Mortgage/asset-backed securities	3,170		22	3,183		22	3,005		27	2,894		27	3,058		30	3,014		29	2,272		24

Total	$14,162		100%	$14,280		100%	$11,301		100%	$10,821		100%	$10,349		100%	$10,299		100%	$9,596		100%

Credit quality by market value:
AAA	51%			50%			51%			58%			62%			62%			65%
AA	10			10			7			6			6			5			7
A	23			24			26			21			19			19			12
BBB	11			12			12			12			10			11			12
Below Investment Grade/Unrated	5			4			4			3			3			3			4

	100%			100%			100%			100%			100%			100%			100%

Expected average duration	3.1	Yrs		3.1	Yrs		3.0	Yrs		3.0	Yrs		3.0	Yrs		3.1	Yrs		3.9	Yrs
Average yield to maturity at market	3.2%			3.6%			3.6%			4.3%			4.8%			5.2%			4.7%
Average credit quality	AA			AA			AA			AA			AA			AA			AA

(1)	Effective January 1, 2008, the Company reclassified its fixed maturities, short-term investments and equities from available-for-sale securities to trading securities.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.
(B)	Paris Re’s Funds Held - Directly Managed Portfolio is described separately in the following pages and is not reflected here.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

	March 31, 2010
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Corporate bonds
Finance	$2,015,826	29.4%	12.2%	1.0%
Consumer noncyclical	899,979	13.1	5.4	0.2
Government guaranteed corporate debt	673,144	9.8	4.1	0.8
Communications	652,352	9.5	3.9	0.7
Utilities	505,099	7.4	3.1	0.1
Catastrophe bonds	486,901	7.1	2.9	0.4
Industrials	400,352	5.9	2.4	0.2
Energy	329,781	4.8	2.0	0.2
Consumer cyclical	266,981	3.9	1.6	0.3
Insurance	240,735	3.5	1.5	0.1
Materials	175,992	2.6	1.1	0.1
Technology	116,058	1.7	0.7	0.1
Real estate investment trusts	79,030	1.2	0.5	0.1
Diversified	8,342	0.1	-	-

Total Corporate bonds	$6,850,572	100.0%	41.4%

Finance sector - Corporate bonds
Banks	$906,891	13.2%	5.5%
Investment banking and brokerage	461,178	6.7	2.8
Financial services	318,309	4.7	1.9
Commercial and consumer finance	274,082	4.0	1.7
Other	55,366	0.8	0.3

Total finance sector - Corporate bonds	$2,015,826	29.4%	12.2%

Credit quality of finance sector - Corporate bonds	AAA	AA	A	BBB	Non-Investment Grade	Total
Banks	$80,731	$313,181	$457,304	$50,709	$4,966	$906,891
Investment banking and brokerage	23,197	5,614	424,351	8,016	-	461,178
Financial services	32,715	188,261	74,878	22,455	-	318,309
Commercial and consumer finance	-	6,147	177,197	82,366	8,372	274,082
Other	8,497	8,951	18,610	15,071	4,237	55,366

Total finance sector - Corporate bonds	$145,140	$522,154	$1,152,340	$178,617	$17,575	$2,015,826

% of total	7.2%	25.9%	57.1%	8.9%	0.9%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 17.8% of the Company's total corporate bonds. The single largest issuer accounts for 2.5% of the Company's total corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

	March 31, 2010
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Finance	$93,709	14.3%	0.6%	0.1%
Technology	93,337	14.2	0.6	0.1
Energy	89,041	13.5	0.5	0.1
Consumer noncyclical	82,943	12.6	0.5	0.1
Industrials	77,241	11.7	0.5	0.1
Consumer cyclical	70,023	10.6	0.4	0.1
Communications	65,597	10.0	0.4	0.1
Insurance	46,081	7.0	0.3	0.1
Materials	29,336	4.5	0.2	-
Real estate investment trusts	9,214	1.4	-	-
Utilities	357	0.1	-	-
Diversified	356	0.1	-	-

Total equities	$657,235	100.0%	4.0%

Mutual funds and exchange traded funds (ETFs)
Funds and ETFs holding equities	186,178		1.1
Funds holding fixed income securities	35,670		0.2

Total equities	$879,083		5.3%

Concentration of investment risk

The single largest fund is a Health Care Select Sector SPDR index fund, which accounts for 12.6% of the Company’s total equities.

Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 23.7% of the Company’s total equities and the single largest issuer accounts for 3.6% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at March 31, 2010
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade	Total
U.S. Asset-Backed Securities	$-	$4,000	$267,185	$-	$54,345	$89,528	$82,646	$497,704
U.S. Collaterized Mortgage Obligations	8,713	76,132	17,304	1	1,888	-	7,189	111,227
U.S. Mortgage Backed Securities (MBS)	261,726	1,821,995	10,733	-	-	-	95,029	2,189,483
U.S. Commercial Mortgage Backed Securities (CMBS)	-	-	403	-	18,494	-	811	19,708
U.S. MBS Interest Only	-	20,758	-	-	-	-	-	20,758

Subtotal U.S. mortgage/asset-backed securities	$270,439	$1,922,885	$295,625	$1	$74,727	$89,528	$185,675	$2,838,880

Non-U.S. Asset-Backed Securities	$-	$-	$35,324	$7,057	$-	$-	$-	$42,381
Non-U.S. Collaterized Mortgage Obligations	-	-	259,349	12,748	-	4,982	-	277,079
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	-	-	11,841	-	-	-	-	11,841
Non-U.S. Mortgage Backed Securities	-	-	-	-	-	-	-	-

Subtotal Non-U.S. mortgage/asset-backed securities	$-	$-	$306,514	$19,805	$-	$4,982	$-	$331,301

Total mortgage/asset-backed securities	$270,439	$1,922,885	$602,139	$19,806	$74,727	$94,510	$185,675	$3,170,181

Corporate Securities	-	416,015	-	-	-	-	-	416,015

Total	$270,439	$2,338,900	$602,139	$19,806	$74,727	$94,510	$185,675	$3,586,196

% of total	7.5%	65.2%	16.8%	0.6%	2.1%	2.6%	5.2%	100.0%

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	March 31, 2010
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$25,489	$-	$25,489	$-	$25,489
Principal Finance - Derivative Exposure Assumed	-	(15,985)	(15,985)	196,116	180,131
Insurance-Linked Securities	-	1,329	1,329	52,906	54,235
Strategic Investments	163,622	-	163,622	-	163,622

Total other invested assets - Private Markets Exposure Assumed	189,111	(14,656)	174,455	249,022	423,477

Other Credit Derivatives - Exposure Assumed	-	603	603	5,000	5,603
Other Credit Derivatives - Protection Purchased	-	(2,166)	(2,166)	(190,359)	(192,525)

Other (2)	10,344	4,181	14,525

Total other invested assets	$199,455	$(12,038)	$187,417

(1)	The total net exposures originated in Private Markets are $1,371 million. In addition to the net exposures listed above of $423 million, the Company has the following other net exposures originated in Private Markets:
-	Principal Finance: $352 million of assets listed under Investments - Fixed Maturities and ($24) million of limits on transactions that use reinsurance accounting for a total exposure of $533 milion.
-	Insurance-Linked Securities: $507 million of bonds listed under Investments - Fixed Maturities and $105 million of limits on transactions that use reinsurance accounting for a total exposure of $666 million.
-	Strategic Investments: $6 million of assets listed under Investments - Fixed Maturities, ($2) million of futures included in Other and $4 million of assets listed under Cash and Other Assets for a total exposure of $172 million.
(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	March 31, 2010			December 31, 2009
Investments:
Fixed maturities
U.S. government	$110		6%	$119		6%
Government Sponsored Entities (GSEs)	221		12	180		10
U.S. municipalities	-		-	1		-
Other foreign governments	481		27	548		30
Corporates	932		51	900		49
Mortgage/asset-backed securities	13		1	18		1

Total fixed maturities	1,757		97	1,766		96
Short-term investments	23		1	28		2
Other invested assets	32		2	39		2

Total investments	$1,812		100%	$1,833		100%

Cash and cash equivalents	$25			$146
Total investments and cash	$1,837			$1,979
Accrued investment income	28			25
Other funds held assets/liabilities	117			121

Total funds held - directly managed	$1,982			$2,125

Maturity distribution:
One year or less	$366		21%	$360		20%
More than one year through five years	899		50	903		50
More than five years through ten years	421		24	423		24
More than ten years	81		4	90		5

Subtotal	1,767		99	1,776		99
Mortgage/asset-backed securities	13		1	18		1

Total	$1,780		100%	$1,794		100%

Credit quality by market value:
AAA	42%			38%
AA	27			26
A	26			29
BBB	4			5

Below Investment Grade/Unrated	1			2

	100%			100%
Expected average duration	3.2	Yrs		3.0	Yrs
Average yield to maturity at market	2.5%			2.6%
Average credit quality	AA			AA

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	March 31, 2010
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and Cash	Largest Single Issuer as a Percentage of Funds Held - Directly Managed Investments and Cash
Distribution by sector - Corporate bonds
Finance	$442,015	47.4%	24.1%	0.9%
Consumer noncyclical	127,172	13.6	6.9	0.8
Government guaranteed corporate debt	93,831	10.0	5.1	1.9
Utilities	69,033	7.4	3.8	0.4
Energy	57,587	6.2	3.2	1.1
Communications	38,889	4.2	2.1	0.3
Industrials	33,358	3.6	1.8	0.7
Materials	31,861	3.4	1.7	0.3
Consumer cyclical	29,269	3.1	1.6	1.0
Technology	5,349	0.6	0.3	0.3
Insurance	2,350	0.3	0.1	0.1
Diversified	1,680	0.2	0.1	0.1

Total Corporate bonds	$932,394	100.0%	50.8%

Finance sector - Corporate bonds
Banks	$256,922	27.6%	14.0%
Commercial and consumer finance	62,914	6.7	3.4
Financial services	60,071	6.4	3.3
Investment banking and brokerage	38,302	4.1	2.1
Other	23,806	2.6	1.3

Total finance sector - Corporate bonds	$442,015	47.4%	24.1%

Credit quality of finance sector - Corporate bonds	AAA	AA	A	BBB	Non-Investment Grade	Total
Banks	$76,556	$93,175	$87,191	$-	$-	$256,922
Commercial and consumer finance	13,473	17,989	26,043	5,409	-	62,914
Financial services	9,381	37,844	10,743	-	2,103	60,071
Investment banking and brokerage	32,617	-	5,685	-	-	38,302
Other	23,806	-	-	-	-	23,806

Total finance sector - Corporate bonds	$155,833	$149,008	$129,662	$5,409	$2,103	$442,015

% of total	35.3%	33.7%	29.3%	1.2%	0.5%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 19.9% of the Company’s total corporate bonds. The single largest issuer accounts for 4.6% of the Company’s total corporate bonds.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009 (A)	December 31, 2008

Fixed maturities	$153,607	$159,436	$138,741	$132,017	$129,135	$559,330	$514,751
Short-term investments, cash and cash equivalents	3,589	5,916	2,694	1,287	1,902	11,799	18,884
Equities	3,559	3,825	3,408	3,533	3,096	13,861	29,415
Funds held and other	10,782	8,427	8,988	8,001	7,377	32,793	37,261
Funds held - directly managed	12,151	17,766	n/a	n/a	n/a	17,766	n/a
Investment expenses	(10,566)	(13,370)	(8,481)	(9,245)	(8,383)	(39,478)	(27,347)

Net investment income (3)	$173,122	$182,000	$145,350	$135,593	$133,127	$596,071	$572,964

Net realized investment gains (losses) on fixed maturities and short-term investments (1)	$16,082	$41,693	$35,224	$8,048	$20,284	$105,249	$(16,076)
Net realized investment gains (losses) on equities (2)	12,756	46,617	11,292	(61,760)	(41,408)	(45,258)	(230,481)
Net realized gains (losses) on other invested assets	1,714	(57,675)	(10,057)	15,998	16,308	(35,426)	358
Change in net unrealized (losses) gains on other invested assets	(22,958)	67,425	(26,906)	37,725	(20,047)	58,196	3,212
Change in net unrealized investment gains (losses) on fixed maturities subject to the fair value option	99,097	(60,750)	243,234	186,819	(48,371)	320,934	(150,860)
Change in net unrealized investment (losses) gains on short-term investments subject to the fair value option	(2,425)	3,489	(898)	(206)	(375)	2,010	551
Change in net unrealized investment gains (losses) on equities subject to the fair value option (2)	25,412	(13,147)	74,384	121,199	3,489	185,925	(144,634)
Net other realized and unrealized investment gains (losses)	6,978	(889)	3,953	(1,287)	-	1,777	6,570
Net realized gains (losses) and change in net unrealized investment gains (losses) on funds held - directly managed	8,818	(1,700)	n/a	n/a	n/a	(1,700)	n/a

Net realized and unrealized investment gains (losses)	$145,474	$25,063	$330,226	$306,536	$(70,120)	$591,707	$(531,360)

(1)	Net realized investment gains (losses) on fixed maturities and short-term investments includes a $95.1 million write-down of defaulted securities for the year ended December 31, 2008.

(2)	Net realized investment gains on equities includes $18,275 for the three months and year ended December 31, 2009 related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition. Change in net unrealized investment (losses) gains on equities subject to the fair value option includes a loss and gain of $18,246 for the three months ended December 31, 2009 and September 30, 2009, respectively, related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition.

(3)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended March 31, 2010, net investment income includes foreign exchange impacts of $4.2 million compared to the three months ended March 31, 2009.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

n/a - not applicable

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended March 31, 2010	For the period from October 2, 2009 to December 31, 2009

Fixed maturities	$11,343	$10,956
Short-term investments, cash and cash equivalents	923	287
Other	223	6,934
Investment expenses	(338)	(411)

Net investment income	$12,151	$17,766

Net realized investment losses on fixed maturities and short-term investments	$(694)	$(2,200)
Net realized investment gains of equities	5	-
Change in net unrealized investment gains on fixed maturities and short-term investments	11,278	1,920
Change in net unrealized investment losses on equities	(99)	(35)
Net other realized and unrealized investment losses	(1,672)	(1,385)

Net realized and unrealized investment gains (losses) on funds held - directly managed	$8,818	$(1,700)

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009 (A)	December 31, 2008

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,811,483	$7,558,318	$7,396,600	$7,393,205	$7,510,666	$7,510,666	$7,231,436
Reinsurance recoverable at beginning of period	(336,352)	(123,960)	(126,020)	(128,025)	(125,215)	(125,215)	(132,479)

Net liability at beginning of period	10,475,131	7,434,358	7,270,580	7,265,180	7,385,451	7,385,451	7,098,957
Net liability acquired related to the acquisition of Paris Re	-	3,176,255	-	-	-	3,176,255	-

Net incurred losses related to:
Current year	973,733	737,152	581,607	516,512	505,497	2,340,768	2,564,174
Prior years	(92,830)	(120,531)	(122,786)	(142,909)	(99,583)	(485,809)	(417,936)

	880,903	616,621	458,821	373,603	405,914	1,854,959	2,146,238
Change in reserve agreement (1)	9,480	(32,027)	-	-	-	(32,027)	-
Net losses paid	(565,229)	(680,618)	(426,582)	(599,585)	(337,094)	(2,043,878)	(1,580,819)

Effects of foreign exchange rate changes	(215,263)	(39,458)	131,539	231,382	(189,091)	134,371	(278,925)

Net liability at end of period	10,585,022	10,475,131	7,434,358	7,270,580	7,265,180	10,475,131	7,385,451
Reinsurance recoverable at end of period	345,464	336,352	123,960	126,020	128,025	336,352	125,215

Gross liability at end of period	$10,930,486	$10,811,483	$7,558,318	$7,396,600	$7,393,205	$10,811,483	$7,510,666

Breakdown of gross liability at end of period:
Case reserves	$4,616,968	$4,817,765	$3,293,042	$3,241,898	$3,075,384	$4,817,765	$3,107,780
Additional case reserves	241,919	274,360	270,565	274,225	271,084	274,360	311,408
Incurred but not reported reserves	6,071,599	5,719,358	3,994,711	3,880,477	4,046,737	5,719,358	4,091,478

Gross liability at end of period	$10,930,486	$10,811,483	$7,558,318	$7,396,600	$7,393,205	$10,811,483	$7,510,666

Breakdown of gross liability at end of period by Non-life sub-segment:
U.S.	$2,819,425	$2,793,947	$2,754,789	$2,745,499	$2,859,266	$2,793,947	$2,807,091
Global (Non-U.S.) P&C	2,241,632	2,230,575	2,290,796	2,232,911	2,157,454	2,230,575	2,291,856
Global (Non-U.S.) Specialty	2,170,448	2,198,621	2,261,162	2,151,115	2,062,985	2,198,621	2,082,290
Catastrophe	338,119	230,791	251,571	267,075	313,500	230,791	329,429
Paris Re	3,360,862	3,357,549	-	-	-	3,357,549	-

Gross liability at end of period	$10,930,486	$10,811,483	$7,558,318	$7,396,600	$7,393,205	$10,811,483	$7,510,666

Unrecognized time value of non-life reserves	$1,133,396	$1,190,323	$853,155	$882,592	$738,705	$1,190,323	$732,982

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	64.2%	110.4%	93.0%	160.5%	83.0%	110.2%	73.7%
Non-life paid losses to net premiums earned ratio	57.1%	58.0%	45.9%	85.3%	46.4%	57.9%	47.2%

(1)	The change in the reserve agreement is due to unfavorable (favorable) development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009	December 31, 2008

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,615,193	$1,580,380	$1,546,779	$1,421,420	$1,432,015	$1,432,015	$1,541,687
Reinsurance recoverable at beginning of period	(20,465)	(21,615)	(22,090)	(22,341)	(24,102)	(24,102)	(43,098)

Net liability at beginning of period	1,594,728	1,558,765	1,524,689	1,399,079	1,407,913	1,407,913	1,498,589

Net incurred losses related to:
Current year	142,561	131,482	129,161	89,391	105,736	455,770	438,655
Prior years	(11,127)	(4,831)	(13,754)	(4,097)	7,249	(15,433)	24,327

	131,434	126,651	115,407	85,294	112,985	440,337	462,982

Net losses paid	(56,021)	(80,316)	(97,087)	(77,158)	(68,527)	(323,088)	(352,438)

Effects of foreign exchange rate changes	(72,323)	(10,372)	15,756	117,474	(53,292)	69,566	(201,220)

Net liability at end of period	1,597,818	1,594,728	1,558,765	1,524,689	1,399,079	1,594,728	1,407,913
Reinsurance recoverable at end of period	15,844	20,465	21,615	22,090	22,341	20,465	24,102

Gross liability at end of period	$1,613,662	$1,615,193	$1,580,380	$1,546,779	$1,421,420	$1,615,193	$1,432,015

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009 (A)	December 31, 2008

Prior year net favorable (adverse) reserve development:
Non-life segment:
U.S.	$21,869	$47,758	$42,662	$55,693	$21,460	$167,573	$91,801
Global (Non-U.S.) P&C	34,267	20,019	46,520	35,346	51,812	153,697	166,034
Global (Non-U.S.) Specialty	33,708	41,433	18,386	30,859	24,710	115,389	81,839
Catastrophe	1,531	11,321	15,218	21,011	1,601	49,150	78,262
Paris Re	1,455	-	n/a	n/a	n/a	-	n/a

Total Non-life net prior year reserve development	$92,830	$120,531	$122,786	$142,909	$99,583	$485,809	$417,936

Non-life segment:
Net prior year reserve development due to changes in premiums	$(5,998)	$(6,266)	$(11,318)	$16,635	$9,874	$8,925	$(7,460)
Net prior year reserve development due to all other factors (2)	98,828	126,797	134,104	126,274	89,709	476,884	425,396

Total Non-life net prior year reserve development	$92,830	$120,531	$122,786	$142,909	$99,583	$485,809	$417,936

Life segment:
Net prior year reserve development due to GMDB (1)	$10,191	$4,021	$14,267	$8,017	$(9,817)	$16,488	$(33,099)
Net prior year reserve development due to all other factors (2)	936	810	(513)	(3,920)	2,568	(1,055)	8,772

Total Life net prior year reserve development	$11,127	$4,831	$13,754	$4,097	$(7,249)	$15,433	$(24,327)

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatilty in certain referenced global equity markets. At March 31, 2010, a 10% increase in the referenced global equity market would have decreased reserves by approximately $4 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $5 million.

(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

n/a - not applicable

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars except per share data)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2010 (2)	December 31, 2009 (A)(B) (2)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2009 (A)(C) (2)	December 31, 2008

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders’ equity(1) calculated with net income available to common shareholders	4.0%	24.4%	60.7%	50.6%	14.4%	37.5%	0.3%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning common shareholders’ equity (1)	6.2	1.2	29.8	30.4	(8.1)	13.3	(11.9)
Annualized net realized gain on purchase of capital efficient notes, net of tax, on beginning common shareholders’ equity (1)	-	-	-	-	6.2	1.6	-
Interest in earnings (losses) of equity investments, net of tax, on beginning common shareholders’ equity (1)	0.1	0.9	0.2	0.7	(0.6)	0.3	(0.1)

Annualized operating return on beginning common shareholders’ equity (1)	(2.3)%	22.3%	30.7%	19.5%	16.9%	22.3%	12.3%

Net income	$79,654	$354,360	$566,705	$474,269	$141,521	$1,536,854	$46,567
Less:
Net realized and unrealized investment gains (losses), net of tax	110,592	17,582	274,360	279,569	(74,478)	497,031	(453,621)
Net realized gain on purchase of capital efficient notes, net of tax	-	-	-	-	56,955	56,955	-
Interest in earnings (losses) of equity investments, net of tax	2,213	13,098	1,650	6,779	(5,329)	16,197	(3,641)
Dividends to preferred shareholders	8,631	8,631	8,631	8,631	8,631	34,525	34,525

Operating (loss) earnings available to common shareholders	$(41,782)	$315,049	$282,064	$179,290	$155,742	$932,146	$469,304

Per diluted share:
Net income	$0.85	$4.25	$9.44	$8.10	$2.32	$23.51	$0.22
Less:
Net realized and unrealized investment gains (losses), net of tax	1.33	0.22	4.64	4.86	(1.30)	7.78	(8.15)
Net realized gain on purchase of capital efficient notes, net of tax	-	-	-	-	0.99	0.89	-
Interest in earnings (losses) of equity investments, net of tax	0.02	0.16	0.03	0.12	(0.09)	0.25	(0.06)

Operating (loss) earnings (D)	$(0.50)	$3.87	$4.77	$3.12	$2.72	$14.59	$8.43

(1)	Excluding cumulative preferred shares of $520,000.

(2)	See page 35 for further analysis of Paris Re acquisition related expenses.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

(B)	For the three months ended December 31, 2009, annualized return on beginning common shareholders’ equity is calculated by dividing the results for the three months ended December 31, 2009 by beginning of the year common shareholders’ equity plus the equity issued related to the acquisition of Paris Re of $1,980 million.

(C)	For the year ended December 31, 2009, return on beginning common shareholders’ equity is the summation of the results for the nine months ended September 30, 2009 divided by beginning of the year common shareholders’ equity plus the results for the three months ended December 31, 2009 divided by the common shareholders’ equity as calculated in (B) above.

(D)	Diluted operating loss per share for the three months ended March 31, 2010 was calculated using the weighted average number of common and common share equivalents outstanding as the denominator. While this results in diluted operating loss per share being anti-dilutive, it is the Company’s policy to use the net income or loss per share denominator for calculating operating earnings or loss per share.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2007

Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$7,388,511	$7,645,727	$5,444,554	$4,767,678	$4,282,067	$4,199,108	$4,321,557
Less:
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	290,000	290,000	290,000	290,000	290,000	290,000
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	230,000	230,000	230,000	230,000	230,000	230,000

Common shareholders’ equity	6,868,511	7,125,727	4,924,554	4,247,678	3,762,067	3,679,108	3,801,557

Less:
Net unrealized gains (losses) on fixed income securities and funds held - directly managed, net of tax	312,948	234,153	287,261	79,341	(110,311)	(35,263)	71,958

Book value excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$6,555,563	$6,891,574	$4,637,293	$4,168,337	$3,872,378	$3,714,371	$3,729,599

Divided by:
Number of common and common share equivalents outstanding	81,647.4	84,319.7	59,281.8	57,514.3	57,388.2	57,533.9	55,936.4

Equals:
Diluted book value per common and common share equivalents outstanding, excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$80.29	$81.73	$78.22	$72.47	$67.48	$64.56	$66.68

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	December 31, 2007

Total shareholders’ equity	$7,388,511	$7,645,727	$5,444,554	$4,767,678	$4,282,067	$4,199,108	$4,321,557
Less: preferred shares	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)

Common shareholders’ equity	$6,868,511	$7,125,727	$4,924,554	$4,247,678	$3,762,067	$3,679,108	$3,801,557

Basic common shares outstanding	80,015.4	82,580.7	58,271.5	56,655.1	56,579.1	56,453.3	54,250.5

Basic book value per common share	$85.84	$86.29	$84.51	$74.97	$66.49	$65.17	$70.07

Diluted book value per common share

Common shareholders’ equity	$6,868,511	$7,125,727	$4,924,554	$4,247,678	$3,762,067	$3,679,108	$3,801,557

Basic common shares outstanding	80,015.4	82,580.7	58,271.5	56,655.1	56,579.1	56,453.3	54,250.5
Add: Stock options and other	3,255.0	3,331.7	2,350.6	2,300.4	2,308.4	2,365.8	3,018.5
Add: Restricted stock units	1,096.9	1,189.1	728.4	731.5	741.7	751.0	680.6
Add: Forward sale contract	-	-	-	-	-	-	115.4
Less: Stock options and other bought back via treasury stock method	(2,719.9)	(2,781.8)	(2,068.7)	(2,172.7)	(2,241.0)	(2,036.2)	(2,128.6)

Diluted common and common share equivalents outstanding	81,647.4	84,319.7	59,281.8	57,514.3	57,388.2	57,533.9	55,936.4

Diluted book value per common share	$84.12	$84.51	$83.07	$73.85	$65.55	$63.95	$67.96

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contract, if any, are also added to determine the diluted common and common share equivalents outstanding.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the three months ended March 31, 2010		As of and for the three months ended March 31, 2009
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity / diluted book value per common share at beginning of period	$7,126	$84.51	$3,679	$63.95

Technical result	(79)	(0.94)	147	2.56
Other operating expenses	(128)	(1.54)	(84)	(1.47)
Net investment income	173	2.08	133	2.32
Amortization of intangible assets	(5)	(0.06)	-	-
Other, net	(2)	(0.03)	(6)	(0.10)
Operating income tax benefit (expense)	8	0.09	(25)	(0.44)
Preferred dividends	(9)	(0.10)	(9)	(0.15)

Operating (loss) earnings(A)	(42)	(0.50)	156	2.72

Net realized and unrealized investment gains (losses), net of tax	111	1.33	(75)	(1.30)
Net realized gain on purchase of capital efficient notes, net of tax	-	-	57	0.99
Interest in earnings (losses) of equity investments, net of tax	2	0.02	(5)	(0.09)

Net income available to common shareholders	71	0.85	133	2.32

Common share dividends	(41)	(0.50)	(27)	(0.47)
Change in currency translation adjustment	(69)	(0.82)	(31)	(0.54)
Change in other comprehensive income, net of tax	(4)	(0.05)	6	(0.04)
(Repurchase) issuance of common shares, net	(214)	0.02	2	0.04

Impact of change in number of common and common share equivalents outstanding	n/a	0.11	n/a	0.29

Common shareholders’ equity / diluted book value per common share at end of period	$6,869	$84.12	$3,762	$65.55

(A)	Diluted operating loss per share for the three months ended March 31, 2010 was calculated using the weighted average number of common and common share equivalents outstanding as the denominator. While this results in diluted operating loss per share being anti-dilutive, it is the Company’s policy to use the net income or loss per share denominator for calculating operating earnings or loss per share.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the year ended December 31, 2009 (A)		As of and for the year ended December 31, 2008
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity / diluted book value per common share at beginning of period	$3,679	$63.95	$3,802	$67.96

Technical result	939	14.70	420	7.55
Other operating expenses	(431)	(6.74)	(365)	(6.56)
Net investment income	596	9.33	573	10.30
Amortization of intangible assets	6	0.10	-	-
Other, net	(7)	(0.12)	(35)	(0.63)
Operating income tax expense	(136)	(2.14)	(89)	(1.61)
Preferred dividends	(35)	(0.54)	(35)	(0.62)

Operating earnings	932	14.59	469	8.43

Net realized and unrealized investment gains (losses), net of tax	497	7.78	(453)	(8.15)
Net realized gain on purchase of capital efficient notes, net of tax	57	0.89	-	-
Interest in earnings (losses) of equity investments, net of tax	16	0.25	(4)	(0.06)

Net income available to common shareholders	1,502	23.51	12	0.22

Common share dividends	(117)	(1.88)	(100)	(1.84)
Change in currency translation adjustment	48	0.75	(163)	(2.93)
Change in other comprehensive income, net of tax	14	0.23	15	0.27
Issuance of common shares	2,000	(1.59)	126	(0.42)
Other, net	-	-	(13)	(0.23)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.46)	n/a	0.92

Common shareholders’ equity / diluted book value per common share at end of period	$7,126	$84.51	$3,679	$63.95

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Pro-forma information - Paris Re

(in millions of U.S. dollars )

(Unaudited)

The following tables show the pro-forma impact on Paris Re’s previously reported gross premiums written and net premiums earned as if Paris Re had adopted PartnerRe’s accounting policies effective January 1, 2008. The adjustments to align Paris Re’s accounting policies to those of PartnerRe related to the recognition of gross premiums written on proportional treaties and the earning of premiums commensurate with the seasonality of the underlying exposure.

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2009	2009	2008	2008	2008	2008

Gross premiums written

Paris Re (as previously reported)	$222,383	$289,461	$667,223	$66,516	$257,985	$309,417	$768,694
Adjustment to PartnerRe methodology	46,904	39,966	(135,352)	94,446	62,115	33,760	(249,588)

Pro-forma PartnerRe gross premiums written	$269,287	$329,427	$531,871	$160,962	$320,100	$343,177	$519,106

Net premiums earned

Paris Re (as previously reported)	$303,515	$278,570	$299,496	$284,973	$352,147	$298,535	$275,248
Adjustment to PartnerRe methodology	51,915	(50,448)	(18,083)	4,494	57,494	(30,058)	4,634

Pro-forma PartnerRe net premiums earned	$355,430	$228,122	$281,413	$289,467	$409,641	$268,477	$279,882

	For the nine months ended September 30, 2009	For the year ended December 31, 2008

Gross premiums written

Paris Re (as previously reported)	$1,179,067	$1,402,612
Adjustment to PartnerRe methodology	(48,482)	(59,267)

Pro-forma PartnerRe gross premiums written	$1,130,585	$1,343,345

Net premiums earned

Paris Re (as previously reported)	$881,581	$1,210,903
Adjustment to PartnerRe methodology	(16,616)	36,564

Pro-forma PartnerRe net premiums earned	$864,965	$1,247,467

PartnerRe Ltd.

Paris Re Acquisition Related Expenses

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended March 31, 2010	For the three months ended December 31, 2009	For the year ended December 31, 2009
Acquisition related expenses:
Corporate expenses - acquisition related	$3,877	$18,029	$36,521
Amortization of intangible assets	4,803	(6,133)	(6,133)
Amortization of intangible assets included in acquisition costs (1)	18,202	46,410	46,410

Total acquisition related expenses	$26,882	$58,306	$76,798

Less: Amortization of intangible assets included in acquisition costs	(18,202)	(46,410)	(46,410)

Total acquisition related expenses, excluding those included in acquisition costs	$8,680	$11,896	$30,388
Divided by:
Weighted average number of common and common share equivalents outstanding	83,328.8	81,441.2	63,890.6

Impact of acquisition related expenses on diluted operating loss or earnings per share, pre-tax	$0.10	$0.15	$0.48

	Amortization of intangible assets	Amortization of intangible assets included in acquisition costs (1)	Total amortization of intangible assets (3) (4)
Estimated remaining amortization of intangible assets, pre-tax (2) :

For the three months ended June 30, 2010	7,833	10,388	18,221
For the three months ended September 30, 2010	10,003	4,789	14,792
For the three months ended December 31, 2010	8,822	3,715	12,537

Total for the year ended December 31, 2010	$26,658	$18,892	$45,550
For the year ended December 31, 2011	36,405	8,443	44,848
For the year ended December 31, 2012	31,799	-	31,799
For the year ended December 31, 2013	19,479	-	19,479
For the year ended December 31, 2014 and thereafter	75,239	-	75,239

Total	$189,580	$27,335	$216,915

(1)	A portion of the amortization of intangible assets is included in acquisition costs. Such amount approximates the amount of acquisition costs that would be included for Paris Re had purchase accounting not been applied.

(2)	The estimated amortization of intangible assets is based on estimates of future loss payout and premium earnings patterns. These estimates are continually reviewed and actual results could materially differ from these estimates. Any adjustments will be reflected in the periods in which they are determined.

(3)	Total intangible assets of $224.3 million and $247.3 million at March 31, 2010 and December 31, 2009, respectively, are recorded gross of a deferred tax benefit of $56.3 million and $63.1 million, respectively.

(4)	Total intangible assets of $224.3 million and $247.3 million at March 31, 2010 and December 31, 2009, respectively, includes a $7.4 million intangible asset related to U.S. licenses that is not being amortized.